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                                                               Exhibit 25.1


                              POWER OF ATTORNEY


     The Undersigned members of the Board of Director's of CoreStates Bank, N.A. (the "Bank") each appoint Terrence Larsen, Rosemarie B. Greco and Charles
L. Coltman, III or either one of them, his/her true and lawful attorney and agent (with full power of substitution) to execute in his/her true name, place and stead any Registration Statement as defined in and authorized by Resolutions of the Board of Directors of the Bank dated July 16, 1996 regarding the issuance of Securities as defined therein or any amendment, including any post effective amendments or supplements thereto and any and all documents necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, said attorney and agent to have full power and authority to do and perform in the name and on behalf of each undersigned director, each act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such director might or could do in person.



    /s/ Robert S. Appleby                  /s/  Nolan N. Atkinson, Jr., Esq.
_________________________________       _____________________________________
        Robert S. Appleby                       Nolan N. Atkinson, Jr., Esq.



     /s/ Carl R. Beidleman                      /s/ William D. Davis
_________________________________       _____________________________________
         Carl R. Beidleman                          William D. Davis



   /s/ Anthony G. Dickson, Esq.                /s/ Kevin G. Halpern
_________________________________       _____________________________________
       Anthony G. Dickson, Esq.                    Kevin G. Halpern



                                               /s/ Ezekiel S. Ketchum
_________________________________       _____________________________________
      Julius W. Erving, II                         Ezekiel S. Ketchum



     /s/ Leonard I. Korman                     /s/ M. Christine Murphy
_________________________________       _____________________________________
         Leonard I. Korman                         M. Christine Murphy



  /s/ Stephanie W. Naidoff, Esq.                /s/ Daniel H. Polett
_________________________________       _____________________________________
      Stephanie W. Naidoff, Esq.                    Daniel H. Polett



  /s/ Seymour S. Preston, III                  /s/ J. Lawrence Shane
_________________________________       _____________________________________
      Seymour S. Preston, III                      J. Lawrence Shane



      /s/ John D. Wallace                     /s/ Richard D. Wood, Jr.
_________________________________       _____________________________________
          John D. Wallace                         Richard D. Wood, Jr.



     /s/ Paul H. Woodruff                      /s/ Earle A. Wootton
_________________________________       _____________________________________
         Paul H. Woodruff                          Earle A. Wootton



                           /s/ George R. Zoffinger
                      _________________________________
                               George R. Zoffinger